Exhibit 4.1
[FACE OF CERTIFICATE]

NUMBER	SHARES
ETS
[EAGLE TEST SYSTEMS LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 270006 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
EAGLE TEST SYSTEMS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

/s/ Stephen J. Hawrysz		/s/ Leonard A. Foxman
TREASURER	[SEAL]	PRESIDENT
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY) TRANSFER AGENT
AND REGISTRAR
AUTHORIZED OFFICER
[REVERSE OF CERTIFICATE]
EAGLE TEST SYSTEMS, INC.
The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right		under Uniform Gifts to Minors
	of survivorship and not as		Act
	tenants in common		(State)
Additional abbreviations may also be used though not in the above list.
For value received, the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                                                                                                                                 shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint
                                                                                                                                                                Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.